SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure Of Supplemental Cash Flow Information [Abstract]
Disclosure of detailed information about supplemental cash flow [Table Text Block]
	Year Ended December 31,
	2024	2023
Other adjustments to investing activities:
Loan to Sierra Madre(1)	($5,000)	$-
Purchase of marketable securities	(11,967)	(2,493)
Proceeds from disposal of marketable securities	18,481	1,274
Other strategic investments	(695)	-
	$819	($1,219)
Net change in non-cash working capital items:
(Increase) in trade and other receivables	($1,509)	($1,501)
Decrease (increase) in value added taxes receivable	8,123	(7,765)
Decrease (Increase) in inventories	2,268	(505)
Decrease (increase) in prepaid expenses and other	552	(3,103)
(Decrease) increase in income taxes payable	(2,520)	531
Increase (decrease) in trade and other payables	2,818	(6,193)
Decrease (increase) in restricted cash (Note 19)	19,501	(380)
	$29,233	($18,916)
Non-cash investing and financing activities:
Shares received from disposition of mining interest	$-	$46,994
Disposition of La Guitarra	-	(49,238)
Transfer of share-based payments reserve upon settlement of RSU's, PSU's and DSU's	4,329	3,410
Transfer of share-based payments reserve upon exercise of options	57	1,055
Assets acquired by lease	(1,110)	(2,231)
	$3,276	($10)

(1) On April 29, 2024, the Company entered into an agreement to loan $5.0 million to Sierra Madre, to be used towards the development and progress of the La Guitarra Mine. The transaction closed on May 7, 2024 ("Closing Date") and will be repayable to the Company in 24 months ("Maturity Date"). The loan is subject to an interest rate of 15% per year, which will be due and payable starting six months from the Closing Date of the loan.